         D O D G E & C O X                              D O D G E & C O X
         -----------------                              -----------------
            Stock Fund
                                                            Stock Fund
                                                         Established 1965
        Investment Manager
            Dodge & Cox
        One Sansome Street
            35th Floor
     San Francisco, California
            94104-4443

          (415) 981-1710

  For Fund literature and account
   information, please visit the
        Funds' web site at:

        www.dodgeandcox.com

         or write or call:

         Dodge & Cox Funds
c/o Boston Financial Data Services
           P.O. Box 9051
 Boston, Massachusetts 02205-9051

          (800) 621-3979

         -----------------

  This report is submitted for the general              Third Quarter Report
information of the shareholders of the Fund.             September 30, 2000
The report is not authorized for distribution
to prospective investors in the Fund unless              ------------------
it is accompanied by a current prospectus.               ------------------
                                                         ------------------
         ------------------

9/00 SF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund posted a positive total return of +6.2% for the third quarter of 2000, compared to a negative return of -1.0% for the Standard & Poor's 500 Index (S&P 500) of common stocks. For the first nine months of 2000, the Fund generated a total return of +4.2%, which was above the -1.4% negative return of the S&P 500. Average annual returns for longer time periods are summarized on page three of this report. We are encouraged by the Fund's solid relative performance this year in the face of the rapidly changing stock prices in the broad market. Particularly strong areas of the Fund's portfolio included energy, bank and insurance companies and electric utilities. The strong relative results stemmed not only from the companies which we did own, but also from those we
did not. Many technology and                      A Note to Taxable
telecommunications companies have had sharp          Shareholders
price declines this year, and the Fund's
value has been preserved, in part, by          Capital Gains Realized in
avoiding many of those companies with          2000: The Stock Fund
negative returns. On the other hand, the       anticipates distributing
Fund has had its share of investments with     large capital gains at year-
poor results this year. Weak areas for the     end. These gains were largely
Fund included retail stocks and a number of    generated by the Fund's sale
industrial commodity holdings.                 of long-held positions in
                                               Citigroup, Hewlett Packard
Dodge & Cox's Investment Approach              and American Express,
                                               among others. In Dodge &
While the Fund's performance during the        Cox's opinion, the price
quarter was encouraging to us, the equity      appreciation of these
market has been quite volatile. As investor    companies' stocks
sentiment swings widely it is essential to     raised valuations to
have a compass. The basic component of our     levels that were no
compass is fundamental research of a           longer attractive on a
company's opportunities and risks on a         long-term investment
three-to-five year investment horizon. We      basis. The decision to
then compare that analysis to the company's    buy or sell holdings in
current stock price in order to assess the     the Fund continues to
potential investment opportunity. We invest    be based on our long-
in companies which we believe have durable     term, fundamental,
business franchises trading at a price when    price disciplined
an investment dollar buys a lot of current     approach to investing.
value in the form of earnings, cash flow,
revenues and/or underlying asset value. We     Currently, our estimate
also seek situations where management          (which is subject to
strategies and changing industry dynamics      change) for the capital
create significant probability of solid        gain distribution to be
earnings progress on a three-to-five year      paid to shareholders of
basis.                                         record on December 26,
                                               2000 is approximately
There are two additional components of our     $12.40 per share. For
compass:                                       the latest estimate of
                                               this distribution,
 . We maintain a strong research effort in      please visit
  areas of long-term growth. Often             www.dodgeandcox.com.
  companies in growth sectors carry a high
  valuation, which will preclude us from       Note on Buying a
  investing. But by maintaining our effort     Distribution: Unless
  we can from time to time find attractive     you are investing
  companies at reasonable prices in growth     through a tax-deferred
  industries, such as technology and           account (such as an IRA
  healthcare.                                  or 401(k) plan), it may
                                               not be to your
 . We maintain broad economic                   advantage to purchase
  diversification in the Fund. We do not       shares of the Fund
  invest "all your eggs in one basket."        shortly before it makes
                                               a distribution. This is
Following these principles results at          known as "buying a
present in a portfolio that has a low          distribution." Buying a
price-to-earnings ratio (P/E) in relation      distribution can cost
to the market. The average P/E multiple of     you money in taxes
the 81 stocks held by the Fund is now about    since you will receive
12.5 times estimated year 2000 earnings,       a portion of the money
compared to a P/E of 24 times for the          you just invested in
S&P 500.                                       the form of a taxable
                                               distribution.
Exposure to Global Growth

While many economists are talking about the potential for a slowdown domestically and abroad, we believe the prospect for global economic growth (including the U.S.) remains favorable on a long-term basis. As the global economy expands, we believe that companies in the energy and industrial commodities sectors may be in the early stages of a long period of earnings expansion. Adding to our positive growth outlook, companies in these areas are trading at low valuations. Approximately 25% of the Fund is invested in leading energy and industrial commodities companies with exposure to global economic growth.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

Two Examples of Our Approach

An example of one of the Fund's investments in the energy industry is Phillips Petroleum. Phillips is a medium-sized integrated oil company with exploration and production activities in 22 countries and refining and marketing operations in the United States and the United Kingdom. Phillip's recent purchase of ARCO's Alaskan oil and gas properties has increased the company's exposure to exploration and production, has doubled their oil reserves and will increase its long-term earnings and cash flow potential. The acquisition and increased oil prices will also help boost the company's earnings per share from $2.17 in 1999 to well over $6.00 in 2000. Phillips also has a number of other attractive opportunities. For example, Phillips is a substantial owner of the Kashagan oil field in Kazakhstan, which is thought to be a major oil discovery. Even though an oil price decline from current levels would have a negative impact on earnings, we believe Phillips' low valuation and solid fundamentals make the company an attractive long-term investment opportunity.

Another example of our stock selection process is May Department Stores. May is one of the two largest department store retailers in the U.S., with over 400 stores and approximately $14 billion in revenue. Key factors in the company's successful record include moderate store expansion, careful inventory management and good cost controls. May enjoys strong free cash flow, which should enable the company to make further acquisitions and/or repurchase shares. May's stock declined significantly in late 1999 and 2000 due to concerns over a possible slowdown in consumer spending and competitive pressures from other retailers. In spite of these risks, we believe May is a good long-term investment opportunity based on the strong franchise, projected revenue and earnings growth slightly above corporate averages, and a depressed valuation (9 times estimated 2000 earnings).

Our mention of these two investments is illustrative only, and is not meant to imply that these selections are more attractive than the Fund's other 79 holdings.

In Closing

Experience has taught us that investors' perceptions fluctuate much more widely than the underlying fundamentals of a company. With rapid and often dramatic changes in investors' perceptions--and therefore stock prices--occurring continually this year, we believe that a long-term investment time horizon and a focus on fundamentals is more important than ever. While investors continue to reassess the valuations for individual businesses (especially those in the technology industry), Dodge & Cox continues to invest in companies like the ones listed above--companies we believe have enduring business franchises trading at attractive prices.

As always, we welcome your thoughts and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox Stock Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                /s/ John A. Gunn
------------------------          -----------------------
Harry R. Hagey, Chairman          John A. Gunn, President       October 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

Objective The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund invests primarily in a broadly diversified and carefully selected portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Companies are also selected with an emphasis on financial strength and sound economic condition.

Cumulative Performance                October 1, 1990 through September 30, 2000
--------------------------------------------------------------------------------
                       [PERFORMANCE GRAPH APPEARS HERE]

                                   10 years         10 years
                                   Stock Fund       S & P 500
                                   ----------       ---------
                    10/1/1990        $10,000          $10,000
                    9/30/1991        $12,942          $13,116
                    9/30/1992        $14,068          $14,614
                    9/30/1993        $17,458          $16,798
                    9/30/1994        $18,491          $17,062
                    9/30/1995        $23,710          $22,137
                    9/30/1996        $27,632          $26,636
                    9/30/1997        $39,225          $37,403
                    9/30/1998        $39,772          $44,815
                    9/30/1999        $45,474          $52,126
                    9/30/2000        $50,969          $59,059

Average annual total return for
periods ended September 30, 2000        1 Year    5 Years   10 Years   20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund                  12.10%    16.54%    17.68%     16.22%
Standard & Poor's 500 Index (S&P 500)   13.30     21.68     19.44      16.66

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Stock Fund

Fund Information                                              September 30, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $98.09
Total Net Assets (millions)                                              $4,978
1999 Expense Ratio                                                         0.55%
1999 Portfolio Turnover                                                      18%
30-Day SEC Yield/1/                                                        2.30%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years.

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]
Stocks:                                                                    94.5%
Cash Equivalents:                                                           5.5%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              81
Median Market Capitalization                                        $8.2 billion
Price-to-Earnings Ratio/2/                                                 14.0x
Price-to-Book Value                                                         1.8x
Foreign Stocks/3/ (% of Fund)                                               7.0%

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     3.2
Golden West Financial                                                        3.0
News Corp. Ltd., ADR                                                         2.5
FedEx                                                                        2.5
Phillips Petroleum                                                           2.4
Lockheed Martin                                                              2.3
Union Pacific                                                                2.3
Loews                                                                        2.1
St. Paul Companies                                                           2.0
Occidental Petroleum                                                         1.9

Ten Largest Sectors                                                    % of Fund
--------------------------------------------------------------------------------
Energy                                                                      11.4
Banking                                                                     10.3
Electronics & Computer                                                       8.6
Transportation                                                               6.2
Insurance & Financial Services                                               6.0
Consumer Durables                                                            5.8
Retail & Distribution                                                        5.6
Chemicals                                                                    5.5
Electric & Gas Utilities                                                     5.3
Consumer Products                                                            4.7

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Stock Fund

Portfolio of Investments                                      September 30, 2000
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                             92.0%

FINANCE:                                                                   18.3%

BANKING:                                                                   10.3%
     Bank One Corp......................................................    3.2
     Golden West Financial Corp.........................................    3.0
     Bank of America Corp...............................................    1.7
     Wells Fargo & Co...................................................    1.4
     Wachovia Corp......................................................    1.0

INSURANCE AND FINANCIAL SERVICES:                                           6.0%
     Loews Corp.........................................................    2.1
     St. Paul Companies, Inc............................................    2.0
     Chubb Corp.........................................................    1.0
     MBIA, Inc..........................................................    0.5
     UNUMProvident Corp.................................................    0.4

REAL ESTATE INVESTMENT TRUST:                                               2.0%
     Equity Office Properties Trust.....................................    1.1
     Equity Residential Properties Trust................................    0.9

CONSUMER:                                                                  17.4%

CONSUMER DURABLES:                                                          5.8%
     Whirlpool Corp.....................................................    1.3
     General Motors Corp................................................    1.0
     Ford Motor Co......................................................    0.9
     Dana Corp..........................................................    0.9
     Delphi Automotive Systems Corp.....................................    0.9
     Masco Corp.........................................................    0.8

RETAIL AND DISTRIBUTION:                                                    5.6%
     Genuine Parts Co...................................................    1.6
     Kmart Corp.........................................................    1.4
     May Department Stores Co...........................................    1.3
     Nordstrom, Inc.....................................................    0.9
     Dillard's, Inc. Class A............................................    0.4

CONSUMER PRODUCTS:                                                          4.7%
     Fort James Corp....................................................    1.5
     VF Corp............................................................    1.0
     Unilever N.V.......................................................    0.7
     Mattel, Inc........................................................    0.6
     Eastman Kodak Co...................................................    0.5
     Dole Food Co., Inc.................................................    0.4

MEDIA AND LEISURE:                                                          1.3%
     R.R. Donnelley & Sons Co...........................................    1.3

INDUSTRIAL COMMODITIES:                                                    12.3%

CHEMICALS:                                                                  5.5%
     Dow Chemical Co.....................................................   1.5
     Air Products & Chemicals, Inc.......................................   0.9
     Eastman Chemical Co.................................................   0.9
     Engelhard Corp......................................................   0.6
     NOVA Chemicals Corp.................................................   0.5
     Union Carbide Corp..................................................   0.5
     Rohm and Haas Co....................................................   0.4
     Lubrizol Corp.......................................................   0.2

METALS AND MINING:                                                          3.0%
     Alcoa, Inc..........................................................   1.6
     Rio Tinto PLC ADR...................................................   1.4

PAPER AND FOREST PRODUCTS:                                                  2.6%
     Weyerhaeuser Co.....................................................   1.1
     International Paper Co..............................................   1.0
     Boise Cascade Corp..................................................   0.5

GENERAL MANUFACTURING:                                                      1.2%
     Archer Daniels Midland Co...........................................   1.2

ENERGY:                                                                    11.4%
     Phillips Petroleum Co...............................................   2.4
     Occidental Petroleum Corp...........................................   1.9
     Unocal Corp.........................................................   1.8
     Amerada Hess Corp...................................................   1.7
     Chevron Corp........................................................   1.6
     Baker Hughes, Inc...................................................   1.2
     Anadarko Petroleum Corp.............................................   0.8

TECHNOLOGY:                                                                 9.1%

ELECTRONICS & COMPUTER:                                                     8.6%
     Thermo Electron Corp................................................   1.6
     Xerox Corp..........................................................   1.5
     NCR Corp............................................................   1.3
     Electronic Data Systems.............................................   1.2
     Pitney Bowes, Inc...................................................   1.1
     Storage Technology Corp.............................................   0.7
     Synopsys Inc........................................................   0.7
     Motorola, Inc.......................................................   0.5

CONSUMER ELECTRONICS:                                                       0.5%
     Sony Corp. ADR......................................................   0.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Stock Fund

Portfolio of Investments                                      September 30, 2000
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS (Continued)

HEALTHCARE:                                                                6.4%

PHARMACEUTICAL & MEDICAL PRODUCTS:                                         4.0%
     Pharmacia Corp......................................................  1.7
     Becton, Dickinson & Co..............................................  1.1
     Bausch & Lomb, Inc..................................................  0.9
     Schering Plough Corporation.........................................  0.3

HEALTHCARE SERVICES:                                                       2.4%
     WellPoint Health Networks, Inc......................................  1.0
     HCA-The Healthcare Company..........................................  0.8
     First Health Group Corp.............................................  0.6

TRANSPORTATION:                                                            6.2%
     FedEx Corp..........................................................  2.5
     Union Pacific Corp..................................................  2.3
     Canadian Pacific Ltd................................................  1.4

GENERAL INDUSTRIAL:                                                        5.6%

MACHINERY & EQUIPMENT:                                                     3.3%
     Deere & Co..........................................................  1.3
     Fluor Corp..........................................................  1.0
     Caterpillar, Inc....................................................  0.9
     Unova, Inc..........................................................  0.1

ELECTRICAL & AEROSPACE:                                                    2.3%
     Lockheed Martin Corp................................................  2.3

ELECTRIC AND GAS UTILITIES:                                                5.3%
     FPL Group, Inc......................................................  1.5
     American Electric Power Co., Inc....................................  1.1
     Ameren Corp.........................................................  1.1
     TXU Corp............................................................  1.0
     Wisconsin Energy Corp...............................................  0.6

PREFERRED STOCKS:                                                          2.5%

CONSUMER:                                                                  2.5%
 News Corp. Ltd., Limited Voting Ordinary Shares ADR.....................  2.5

CASH EQUIVALENTS:                                                          6.2%

OTHER ASSETS LESS LIABILITIES:                                            (0.7)%

TOTAL NET ASSETS:                                                        100.0%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                            D O D G E & C O X
           -----------------                            -----------------
             Balanced Fund
                                                          Balanced Fund
          Investment Manager                             Established 1931
              Dodge & Cox
          One Sansome Street
              35th Floor
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 9051
   Boston, Massachusetts 02205-9051

            (800) 621-3979

           -----------------

  This report is submitted for the general            Third Quarter Report
information of the shareholders of the Fund.           September 30, 2000
The report is not authorized for distribution
to prospective investors in the Fund unless            ------------------
it is accompanied by a current prospectus.             ------------------
                                                       ------------------
           -----------------

9/00 BF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund posted a total return of 5.2% for the third quarter of 2000, compared to the 0.7% return for the Combined Index/1/. For the nine months ended September 30, the Fund returned 5.3%, compared to 2.2% for the Combined Index. Average annual returns for longer time periods are summarized on page three of this report. As of September 30, 2000, the Fund's total net assets of $4.7 billion were invested in 62% stocks, 36% fixed-income securities and 2% cash equivalents.

Equity Portfolio Performance Review                A Note to Taxable
                                                      Shareholders
We are encouraged by the equity portfolio's
solid performance this year relative to the      Capital Gains
Standard & Poor's 500 Index (S&P 500) in the     Realized in 2000: The
face of the rapidly changing stock prices in     Balanced Fund
the broad market. Particularly strong areas      anticipates
of the Fund's equity portfolio included          distributing large
energy, bank and insurance companies and         capital gains at
electric utilities. The strong relative          year-end. These gains
results stemmed not only from the companies      were largely
which we did own, but also from those we did     generated by the
not. Many technology and telecommunications      Fund's sale of long-
companies have had sharp price declines this     held positions in
year, and the Fund's value has been              Citigroup, Hewlett
preserved, in part, by avoiding many of those    Packard and American
companies with negative returns. On the other    Express, among
hand, the Fund has had its share of equity       others. In Dodge &
investments with poor results this year. Weak    Cox's opinion, the
areas included retail stocks and a number of     price appreciation of
industrial commodity holdings.                   these companies'
                                                 stocks raised
Dodge & Cox's Equity Approach                    valuations to levels
                                                 that were no longer
While the Fund's equity performance during       attractive on a long-
the quarter was encouraging to us, the equity    term investment
market has been quite volatile. As investor      basis. The decision
sentiment swings widely it is essential to       to buy or sell
have a compass. The basic component of our       holdings in the Fund
compass is fundamental research of a             continues to be based
company's opportunities and risks on a three-    on our long-term,
to-five year investment horizon. We then         fundamental, price
compare that analysis to the company's           disciplined approach
current stock price to assess the potential      to investing.
investment opportunity. We invest in
companies which we believe have durable          Currently, our
business franchises trading at a price when      estimate (which is
an investment dollar buys a lot of current       subject to change)
value in the form of earnings, cash flow,        for the capital gain
revenues and/or underlying asset value. We       distribution to be
also seek situations where management            paid to shareholders
strategies and changing industry dynamics        of record on December
create significant probability of solid          26, 2000 is
earnings progress on a three-to-five year        approximately $7.08
basis.                                           per share. For the
                                                 latest estimate of
There are two additional components of our       this distribution,
compass:                                         please visit
                                                 www.dodgeandcox.com.
 . We maintain a strong research effort in
  areas of long-term growth. Often companies     Note on Buying a
  in growth sectors carry a high valuation,      Distribution: Unless
  which will preclude us from investing. But     you are investing
  by maintaining our effort we can from time     through a tax-
  to time find attractive companies at           deferred account
  reasonable prices in growth industries,        (such as an IRA or
  such as technology and healthcare.             401(k) plan), it may
                                                 not be to your
 . We maintain broad economic diversification     advantage to purchase
  in the equity portfolio. We do not invest      shares of the Fund
  "all your eggs in one basket."                 shortly before it
                                                 makes a distribution.
Following these principles results at present    This is known as
in an equity portfolio that has a low price-     "buying a distribution."
to-earnings ratio (P/E) in relation to the       Buying a distribution can
market. The average P/E multiple of the 81       cost you money in
stocks held by the Fund is now about 12.5        taxes since you will
times estimated year 2000 earnings, compared     receive a portion of
to a P/E of 24 times for the S&P 500.            the money you just
                                                 invested in the form
Exposure to Global Growth                        of a taxable distribution.

While many economists are talking about the potential for a slowdown domestically and abroad, we believe the fundamental prospects for global economic growth (including the U.S.) remains favorable on a long-term basis. As the global economy expands, we believe that companies in the energy and industrial commodities sectors may be in the early stages of a long period

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

of earnings expansion. Adding to our positive growth outlook, companies in these areas are trading at low valuations. Approximately 25% of the Fund's equity portfolio is invested in leading energy and industrial commodities companies with exposure to global economic growth.

Fixed-Income Portfolio

Economic data continues to point to strength in the U.S. economy, albeit with some slowing from the rapid pace of previous quarters. Second quarter GDP grew at a 5.6% annualized rate. Demand for workers remained strong as evidenced by a 3.9% unemployment rate, the lowest in 30 years. Yet, even as sustained growth has raised concerns about inflation, the Federal Reserve left the target Federal Funds Rate (the interest rate at which banks lend to each other) unchanged. One sign that previous increases in the Federal Funds Rate are helping to moderate growth is a slowdown in consumer spending, which increased at a 3.1% annualized rate in the second quarter, the smallest increase in two years. Indeed, the preliminary estimate for third quarter GDP growth is 2.7%.

U.S. Treasury rates responded to forecasts for continued but tempered growth with only slight changes during the quarter. Reflecting expectations that the Federal Reserve may move to lower the Federal Funds Rate in the future, intermediate U.S. Treasury rates fell, but rates were nearly unchanged for 30-year U.S. Treasury bonds. Yields on benchmark two-year and ten-year U.S. Treasury notes fell 39 and 23 basis points, respectively, ending the quarter at 5.97% and 5.80% (one basis point is equal to 1/100 of 1%). The 30-year U.S. Treasury bond ended the quarter at 5.88%.

The fixed-income portfolio's overweight position in corporate securities had a negative effect on performance relative to the Lehman Brothers Aggregate Bond Index (LBAG) in the third quarter, as these securities underperformed U.S. Treasuries. The Fund's fixed-income investments in the corporate sector emphasize longer-duration/2/ corporate securities, which underperformed long U.S. Treasuries and the overall corporate index. Another negative factor for fixed-income performance was the movement in the yield curve, which favored intermediate maturities. The fixed-income portfolio is underweight in this part of the yield curve relative to the LBAG and overweight shorter and longer-duration securities. On a positive note, the fixed-income portfolio maintains a slightly overweight position in mortgage-backed securities, which performed well last quarter, outpacing the returns of both intermediate Treasury and corporate securities.

In Closing

With continued volatility in equity prices, we believe the use of fixed-income securities to provide relative stability makes a long-term, balanced investment program compelling. Experience has taught us that investors' perceptions fluctuate much more widely than the underlying fundamentals of a company. With rapid and often dramatic changes in investors' perceptions occurring continually this year, we believe that a long-term investment approach and a focus on fundamentals is more important than ever. While investors continue to reassess the valuations for individual businesses, Dodge & Cox continues to invest in companies we believe have enduring business franchises trading at attractive prices.

As always, we welcome your thoughts and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund.

                                     For the Board of Trustees,

                                     /s/ Harry R. Hagey
                                     --------------------------
October 31, 2000                     Harry R. Hagey, Chairman

/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500) and 40% of the Lehman Brother's Aggregate Bond Index (LBAG). The Balanced Fund may, however, invest up to 75% of its total assets in stocks.

/2/ Duration is a measure of a bond's sensitivity to interest rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Objective The Fund seeks regular income, conservation of principal and an op-portunity for long-term growth of principal and income.

Strategy The Fund invests in a diversified portfolio of common stocks, pre-ferred stocks and bonds.

          Stocks: The Fund invests in well-established companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. The Fund will hold no more than 75% of its to-tal assets in stocks.

          Bonds: Dodge & Cox constructs a diversified portfolio of high-qual-ity bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income investments include investment-grade: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obliga-tions (CMOs) and others.

Cumulative Performance                October 1, 1990 through September 30, 2000
--------------------------------------------------------------------------------
                        [PERFORMANCE GRAPH APPEARS HERE]

                      10 years    10 years  10 years     10 years
                      S & P 500   LBAG      60/40 Blend  Balanced Fund
                      ---------   --------  -----------  -------------
            10/1/1990   $10,000    $10,000    $10,000      $10,000
            9/30/1991   $13,116    $11,600    $12,507      $12,474
            9/30/1992   $14,614    $12,883    $13,936      $13,832
            9/30/1993   $16,798    $14,412    $15,854      $16,622
            9/30/1994   $17,062    $13,896    $15,781      $17,038
            9/30/1995   $22,137    $15,851    $19,454      $20,933
            9/30/1996   $26,636    $16,625    $22,177      $23,460
            9/30/1997   $37,403    $18,245    $28,281      $30,276
            9/30/1998   $44,815    $19,560    $32,463      $31,350
            9/30/1999   $52,126    $20,266    $36,287      $34,628
            9/30/2000   $59,059    $21,683    $40,303      $38,181

Average annual total return for periods
ended September 30, 2000                     1 Year   5 Years  10 Years 20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                    10.25%   12.77%    14.34%   13.86%
Combined Index                               11.07    15.69     14.96    14.38
Standard & Poor's 500 Index (S&P 500)        13.30    21.68     19.44    16.66
Lehman Brothers Aggregate Bond Index (LBAG)   6.99     6.47      8.05    10.35

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Fund Information                                              September 30, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $65.06
Total Net Assets (millions)                                              $4,675
30-Day SEC Yield/1/                                                        3.85%
1999 Expense Ratio                                                         0.53%
1999 Portfolio Turnover                                                      17%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 12 years.

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Stocks:                                                                    61.6%
Fixed-Income Securities:                                                   36.3%
Cash Equivalents:                                                           2.1%

Stock Portfolio (61.6% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              81
Median Market Capitalization                                        $8.2 billion
Price-to-Earnings Ratio/2/                                                 13.9x
Price-to-Book Value                                                         1.8x
Foreign Stocks/3/ (% of Fund)                                               4.3%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Energy                                                                       7.6
Banking                                                                      6.8
Electronics & Computers                                                      5.5
Transportation                                                               4.0
Insurance & Financial Services                                               3.8

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     2.1
Golden West Financial                                                        2.1
FedEx                                                                        1.6
Lockheed Martin                                                              1.6
Phillips Petroleum                                                           1.6
News Corp. Ltd., ADR                                                         1.5
Union Pacific                                                                1.5
Occidental Petroleum                                                         1.3
Loews                                                                        1.3
Unocal                                                                       1.2

Fixed-Income Portfolio (36.3% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            123
Average Quality                                                               AA
Average Maturity                                                      11.0 years
Effective Duration                                                    4.54 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       20.2
Aaa/AAA                                                                      2.4
Aa/AA                                                                        0.1
A/A                                                                          6.0
Baa/BBB                                                                      7.6

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          6.9
Federal Agency CMO and REMIC+                                                7.5
Federal Agency Mortgage Pass-Through                                         5.8
Asset-Backed                                                                 2.1
Corporate                                                                   13.4
International Agency/3/                                                      0.6

+   Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Portfolio of Investments                                      September 30, 2000
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                             60.1%

FINANCE:                                                                   11.9%

BANKING:                                                                    6.8%
     Bank One Corp........................................................  2.1
     Golden West Financial Corp...........................................  2.1
     Bank of America Corp.................................................  1.1
     Wells Fargo & Co.....................................................  0.9
     Wachovia Corp........................................................  0.6

INSURANCE AND FINANCIAL SERVICES:                                           3.8%
     Loews Corp...........................................................  1.3
     St. Paul Companies, Inc..............................................  1.2
     Chubb Corp...........................................................  0.7
     MBIA, Inc............................................................  0.3
     UNUMProvident Corp...................................................  0.3

REAL ESTATE INVESTMENT TRUST:                                               1.3%
     Equity Office Properties Trust.......................................  0.7
     Equity Residential Properties Trust..................................  0.6

CONSUMER:                                                                  11.3%

RETAIL AND DISTRIBUTION:                                                    3.7%
     Genuine Parts Co.....................................................  1.0
     Kmart Corp...........................................................  1.0
     May Department Stores Co.............................................  0.8
     Nordstrom, Inc.......................................................  0.6
     Dillard's, Inc. Class A..............................................  0.3

CONSUMER DURABLES:                                                          3.5%
     Whirlpool Corp.......................................................  0.8
     General Motors Corp..................................................  0.6
     Dana Corp............................................................  0.6
     Delphi Automotive Systems Corp.......................................  0.6
     Ford Motor Co........................................................  0.5
     Masco Corp...........................................................  0.4

CONSUMER PRODUCTS:                                                          3.1%
     Fort James Corp......................................................  0.9
     VF Corp..............................................................  0.7
     Mattel, Inc..........................................................  0.5
     Unilever N.V.........................................................  0.4
     Eastman Kodak Co.....................................................  0.3
     Dole Food Co., Inc...................................................  0.3

MEDIA AND LEISURE:                                                          1.0%
     R.R. Donnelley & Sons Co.............................................  1.0

INDUSTRIAL COMMODITIES:                                                     8.1%

CHEMICALS:                                                                  3.7%
     Dow Chemical Co......................................................  1.0
     Eastman Chemical Co..................................................  0.6
     Air Products & Chemicals, Inc........................................  0.6
     Engelhard Corp.......................................................  0.4
     Union Carbide Corp...................................................  0.4
     NOVA Chemicals Corp..................................................  0.3
     Rohm and Haas Co.....................................................  0.3
     Lubrizol Corp........................................................  0.1

METALS AND MINING:                                                          2.0%
     Alcoa, Inc...........................................................  1.1
     Rio Tinto PLC ADR....................................................  0.9

PAPER AND FOREST PRODUCTS:                                                  1.6%
     Weyerhaeuser Co......................................................  0.7
     International Paper Co...............................................  0.5
     Boise Cascade Corp...................................................  0.4

GENERAL MANUFACTURING:                                                      0.8%
     Archer Daniels Midland Co............................................  0.8

ENERGY:                                                                     7.6%
     Phillips Petroleum Co................................................  1.6
     Occidental Petroleum Corp............................................  1.3
     Unocal Corp..........................................................  1.2
     Chevron Corp.........................................................  1.1
     Amerada Hess Corp....................................................  1.1
     Baker Hughes, Inc....................................................  0.8
     Anadarko Petroleum Corp..............................................  0.5

TECHNOLOGY:                                                                 5.8%

ELECTRONICS & COMPUTER:                                                     5.5%
     Thermo Electron Corp.................................................  1.1
     Xerox Corp...........................................................  0.9
     NCR Corp.............................................................  0.9
     Pitney Bowes, Inc....................................................  0.7
     Electronic Data Systems..............................................  0.7
     Storage Technology Corp..............................................  0.4
     Synopsys Inc.........................................................  0.4
     Motorola, Inc........................................................  0.4

CONSUMER ELECTRONICS:                                                       0.3%
     Sony Corp. ADR.......................................................  0.3

HEALTHCARE:                                                                 4.4%

PHARMACEUTICAL & MEDICAL PRODUCTS:                                          2.6%
     Pharmacia Corp.......................................................  1.1
     Becton, Dickinson & Co...............................................  0.7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Portfolio of Investments                                      September 30, 2000
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
PHARMACEUTICAL & MEDICAL PRODUCTS (Continued)
     Bausch & Lomb, Inc................................................    0.6
     Schering Plough Corporation.......................................    0.2

HEALTHCARE SERVICES:                                                       1.8%
     WellPoint Health Networks, Inc....................................    0.7
     HCA-The Healthcare Company........................................    0.6
     First Health Group Corp...........................................    0.5

TRANSPORTATION:                                                            4.0%
     FedEx Corp........................................................    1.6
     Union Pacific Corp................................................    1.5
     Canadian Pacific Ltd..............................................    0.9

GENERAL INDUSTRIAL:                                                        3.6%

MACHINERY & EQUIPMENT:                                                     2.0%
     Deere & Co........................................................    0.8
     Fluor Corp........................................................    0.6
     Caterpillar, Inc..................................................    0.6
     Unova, Inc........................................................    0.0+

ELECTRICAL & AEROSPACE:                                                    1.6%
     Lockheed Martin Corp..............................................    1.6

ELECTRIC AND GAS UTILITIES:                                                3.4%
     TXU Corp..........................................................    0.8
     Ameren Corp.......................................................    0.7
     American Electric Power Co., Inc..................................    0.7
     FPL Group, Inc....................................................    0.7
     Wisconsin Energy Corp.............................................    0.5

PREFERRED STOCKS:                                                          1.5%

CONSUMER:                                                                  1.5%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR...............    1.5

FIXED-INCOME SECURITIES:                                                  36.3%

U.S. TREASURY AND GOV'T AGENCY:                                            6.9%

FEDERAL AGENCY CMO* AND REMIC**:                                           7.5%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          5.8%

ASSET-BACKED SECURITIES:                                                   2.1%
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1
      Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004 .................    0.8
     Union Planters Mortgage Finance Corp. 7.70%, 4/25/2009............    0.6
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1
      Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008..................    0.4
     PP&L Transition Bond Series 1999-1 A-2 6.41%, 12/26/2003..........    0.3

CORPORATE:                                                                13.4%

INDUSTRIAL:                                                                6.4%
     Raytheon Co., various securities..................................    1.3
     Lockheed Martin Corp., various securities.........................    1.2
     J.E. Seagram & Sons, Inc. 6.80%, 12/15/2008.......................    1.0
     Raychem Corp. 7.20%, 10/15/2008...................................    0.7
     Time Warner Entertainment 8.375%, 7/15/2033.......................    0.7
     May Department Stores, various securities.........................    0.6
     Union Carbide Corp. 6.70%, 4/1/2009...............................    0.4
     Walt Disney Co. 7.55%, 7/15/2093..................................    0.4
     Union Camp Corp. 9.25%, 2/1/2011..................................    0.1

FINANCE:                                                                   5.3%
     GMAC, various securities..........................................    0.9
     EOP Operating Limited Partnership 8.375%, 3/15/2006...............    0.8
     Golden West Financial, various securities.........................    0.6
     St. Paul Companies, Inc. 8.125%, 4/15/2010........................    0.4
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010....................    0.3
     Hartford Financial Services Group, various securities.............    0.3
     Republic New York Corp. 7.20%, 7/15/2097..........................    0.3
     Bank One Capital III 8.75%, 9/1/2030..............................    0.3
     BankAmerica Capital II 8.00%, 12/15/2026..........................    0.3
     Safeco Corp. 6.875%, 7/15/2007....................................    0.3
     Citicorp Capital Trust I 7.933%, 2/15/2027........................    0.3
     HSBC Holdings PLC 7.50%, 7/15/2009................................    0.2
     CIGNA Corp., various securities...................................    0.1
     First Nationwide Bank 10.00%, 10/1/2006...........................    0.1
     Barclays No. American Capital 9.75%, 5/15/2021....................    0.1

TRANSPORTATION:                                                            1.7%
     Union Pacific Corp. 6.33%, 1/2/2020...............................    0.9
     Consolidated Rail Corp., various securities.......................    0.4
     Canadian Pacific Ltd. 9.45%, 8/1/2021.............................    0.2
     Canadian National Railway Co. 6.80%, 7/15/2018....................    0.2

UTILITIES:                                                                 0.0%+
     Idaho Power Co. 1st Mtge. 9.50%, 1/1/2021.........................    0.0

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                            0.6%
     Inter-American Development Bank 7.125%, 3/15/2023.................    0.3
     Hydro-Quebec 7.50%, 4/1/2016......................................    0.3

CASH EQUIVALENTS:                                                          2.2%

OTHER ASSETS LESS LIABILITIES:                                            (0.1)%

TOTAL NET ASSETS:                                                        100.0%

 * CMO: Collateralized Mortgage Obligation
** REMIC: Real Estate Mortgage Investment Conduit
 + Rounds to 0.0%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox



Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                        D O D G E & C O X
           -----------------                        -----------------
              Income Fund
                                                       Income Fund
          Investment Manager                        Established 1989
              Dodge & Cox
          One Sansome Street                        -----------------
              35th Floor                            -----------------
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
   c/o Boston Financial Data Services
             P.O. Box 9051
         Boston, Massachusetts
              02205-9051

            (800) 621-3979

           -----------------
                                                    Third Quarter Report
  This report is submitted for the general           September 30, 2000
information of the shareholders of the Fund.
The report is not authorized for distribution        ------------------
to prospective investors in the Fund unless          ------------------
it is accompanied by a current prospectus.           ------------------

           -----------------

9/00 IF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Income Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 2.7% for the quarter ended September 30, 2000, compared to a total return of 3.0% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade bonds. For the first nine months of 2000, the Fund earned a total return of 6.3%, compared to the 7.1% return of the benchmark LBAG. Average annual returns for longer time periods are summarized on page three of this report. The Fund ended the quarter with total net assets of $959 million.

Continued U.S. Economic Strength and Lower Intermediate Treasury Yields

Economic data continued to point to strength in the U.S. economy, albeit with some slowing from the rapid pace of previous quarters. Second quarter GDP grew at a 5.6% annualized rate and demand for workers remained strong as evidenced by a 3.9% unemployment rate, the lowest in 30 years. Yet, even as sustained growth and higher oil prices have raised concerns about inflation, the Federal Reserve left the target Federal Funds Rate (the interest rate at which banks lend to each other) unchanged, citing gains in productivity and expectations for more moderate economic growth. One sign that previous increases in the Federal Funds Rate are helping to moderate growth is a slowdown in consumer spending, which increased at a 3.1% annualized rate in the second quarter, the smallest increase in two years. Indeed, the preliminary estimate for third quarter GDP growth is 2.7%.

U.S. Treasury rates responded to forecasts for continued but tempered growth with only slight changes during the quarter. Reflecting expectations that the Federal Reserve may move to lower the Federal Funds Rate in the future, intermediate U.S. Treasury rates fell, but rates were nearly unchanged for 30-year U.S. Treasury bonds. Yields on benchmark two-year and ten-year U.S. Treasury notes fell 39 and 23 basis points (one basis point is equal to 1/100 of 1%), respectively, ending the quarter at 5.97% and 5.80%. The 30-year U.S. Treasury bond ended the quarter at 5.88%.

The Fund's overweight position in corporate securities (39.7% at quarter end vs. 23.9% for the LBAG) had a negative effect on relative performance in the third quarter as these securities underperformed U.S. Treasuries. The Fund's investments in the corporate sector emphasize longer-duration/1/ securities, which lagged the returns of long U.S. Treasuries and the overall corporate index. Another negative factor for performance was the movement in the yield curve, which favored intermediate maturities. The Fund is underweight in this part of the yield curve relative to the LBAG and overweight shorter and longer-duration securities. On a positive note, the Fund maintains a slightly overweight position in mortgage-backed securities, which performed well last quarter, outpacing the returns of both intermediate Treasury and corporate securities. Because of our concern that inflation will continue to rise, we continue to position the Fund with a slightly shorter effective duration than that of the LBAG. In addition, the Fund holds a 6.6% position in U.S. Treasury Inflation Protected Securities (TIPS).

Corporate Securities Provide Opportunities for Long-Term Investors

A "yield premium" is the additional yield (over and above that offered by a similar-maturity risk-free U.S. Treasury) that compensates a bond investor for the credit risk, greater price volatility and reduced liquidity of a corporate, or other non-Treasury, bond. Wider yield premiums imply greater investor concern over these risk factors, while lower yield premiums reflect the opposite. The current level of corporate yield premiums matches or exceeds 1991 recession levels at a time when the U.S. economy, while slowing from the rapid pace of the fourth quarter of 1999, is still operating at a generous rate of expansion. In light of the negative impact that increasing corporate yield premiums has had on recent relative performance, we would like to discuss our rationale for maintaining an overweight position in the corporate sector.

We believe that current corporate yield premiums provide attractive compensation to investors for bearing the risk of corporate bond investing. In corporate investing, we construct the Fund's portfolio security by security, utilizing our in-house team of research analysts to identify issuers where we believe the market underestimates creditworthiness or total return potential. A solid understanding of the fundamentals of each company--such as market position, strength of franchise, stability of cash flows and quality of balance sheet--combined with characteristics of the security (e.g. structure and price) form the basis of our investment decisions. Another way we examine the attractiveness of current corporate yield premiums is by comparing investment-grade corporates to the credit loss experience of investment-grade corporates in the past. For example, even if credit losses over the next five years were as high as the worst five-year period since 1970/2/, corporate bonds could still outperform their

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Income Fund
--------------------------------------------------------------------------------

Treasury counterparts. While there is no guarantee that future credit losses won't surpass the post-1970 highs, or that the loss experience of the Fund's corporate securities won't be greater than average, we are confident in both our positive long-term outlook for the U.S. economy, and the fundamental credit research we have used in selecting the Fund's corporate investments.

In the current market environment investors are paying a premium for U.S. Treasuries, presumably for their greater liquidity and potentially diminishing supply. At the same time, investors appear fearful of investment-grade corporates due to increased volatility and the potential that an economic slowdown will negatively affect corporate credit. We believe that this has created a significant opportunity for long-term investors.

Corporate Security Addition

A recent purchase highlights the attractive value which we believe can currently be found in the corporate sector. In July the Fund purchased a 1.3% position of Bank One Corporation senior notes due August 1, 2005. We purchased these Aa3/A+ rated securities, which pay a coupon of 7.625%, at a yield premium of 154 basis points over the five-year U.S. Treasury. We believe that this yield premium is attractive relative to bonds with similar credit risk and comparable duration. Bank One is the fourth-largest bank in the U.S. with $314 billion in managed assets. It is a dominant presence in retail and business banking in the Midwest and Southwest. Subsidiary First USA is the second largest issuer of credit cards in the world ($67 billion of managed receivables). In addition, Bank One is the third-largest provider of small business lending in the nation, and is the leading consumer and commercial bank in the Midwest. Rounding out their well branded product offerings is asset management, a relatively stable fee-generating business, where they rank tenth among U.S. banks. We believe that the purchase of the Bank One notes represents a compelling relative value opportunity for investors with a longer-term investment horizon.

In Closing

While the widening in corporate yield premiums has had a negative impact on recent performance relative to the Fund's benchmark, we believe it also creates an opportunity for long-term investors who are willing to analyze carefully the underlying risk and potential benefit of individual securities. We will continue to seek attractive fixed-income investments that will contribute to the yield advantage of the Fund, adding selectively based on thorough fundamental research.

As always, we welcome your thoughts and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox Income Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                 /s/ A. Horton Shapiro
------------------------           -------------------------------------------
Harry R. Hagey, Chairman           A. Horton Shapiro, Executive Vice President

October 31, 2000

/1/ Duration is a measure of a bond's sensitivity to interest rates.

/2/ Source for loss rate data: Moody's Investor Service. Assumes semi-annual coupon payments with reinvestment at initial yield to maturity and a 50% recovery rate.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund

Objective The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others rated A or better by either S&P or Moody's.

          The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

Cumulative Performance                October 1, 1990 through September 30, 2000
--------------------------------------------------------------------------------

                       [PERFORMANCE GRAPH APPEARS HERE]

                                     10 years      10 Years
                                       LBAG      Income Fund
                                     --------    -----------
                      10/1/1990       $10,000        $10,000
                      9/30/1991       $11,600        $11,725
                      9/30/1992       $12,883        $13,094
                      9/30/1993       $14,412        $14,955
                      9/30/1994       $13,896        $14,373
                      9/30/1995       $15,851        $16,649
                      9/30/1996       $16,625        $17,440
                      9/30/1997       $18,245        $19,204
                      9/30/1998       $19,560        $20,586
                      9/30/1999       $20,266        $21,214
                      9/30/2000       $21,683        $22,567

Average annual total return for periods
ended September 30, 2000                       1 Year      5 Years     10 Years
-------------------------------------------------------------------------------
Dodge & Cox Income Fund                        6.37%        6.27%       8.48%
Lehman Brothers Aggregate Bond Index (LBAG)    6.99         6.47        8.05

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Fund Information                                              September 30, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $11.52
Total Net Assets (millions)                                                $959
30-Day SEC Yield*                                                          6.99%
1999 Expense Ratio                                                         0.46%
1999 Portfolio Turnover                                                      24%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 12 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                  97.2%
Cash Equivalents:                                                          2.8%

Fixed-Income Securities Characteristics
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            110
Average Quality                                                               AA
Average Maturity                                                      11.1 years
Effective Duration                                                    4.64 years

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         18.3
Federal Agency CMO and REMIC+                                               19.0
Federal Agency Mortgage Pass-Through                                        16.3
Asset-Backed                                                                 2.9
Corporate                                                                   39.7
International Agency (U.S. dollar-denominated)                               1.0
Cash Equivalents                                                             2.8

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       53.6
Aaa/AAA                                                                      2.9
Aa/AA                                                                        0.2
A/A                                                                         18.5
Baa/BBB                                                                     21.4
Ba/BBB                                                                       0.6
Cash Equivalents                                                             2.8

Maturity Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                       12.7
1-5                                                                         25.8
5-10                                                                        35.7
10-15                                                                        2.8
15-20                                                                        6.7
20-25                                                                        4.0
25 and Over                                                                 12.3

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
  Conduit

* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Portfolio of Investments                                      September 30, 2000
--------------------------------------------------------------------------------
                                                              PERCENTAGE OF FUND
FIXED-INCOME SECURITIES:                                                  97.2%

U.S. TREASURY AND GOVERNMENT AGENCY:                                      18.3%

FEDERAL AGENCY CMO* AND REMIC**:                                          19.0%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                     16.3%

ASSET-BACKED SECURITIES:                                                   2.9%
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1
      Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008...................   1.7
     ComEd Transitional Funding Trust Notes Series 1998-1 Class A-2
      5.29%, 6/25/2003..................................................   0.8
     PP&L Transition Bond Series 1999-1 A-1 6.08%, 3/25/2003............   0.4

CORPORATE:                                                                39.7%

INDUSTRIAL:                                                               19.6%
     Lockheed Martin Corp., various securities..........................   3.3
     Raytheon Co., various securities...................................   2.1
     J.E. Seagram & Sons, Inc. 7.50%, 12/15/2018........................   2.0
     Raychem Corp. 7.20%, 10/15/2008....................................   2.0
     Eastman Chemical Co. 7.25%, 1/15/2024..............................   1.8
     Time Warner Entertainment 8.375%, 7/15/2033........................   1.8
     Dana Corp. 7.00%, 3/1/2029.........................................   1.7
     Walt Disney Co. 7.55%, 7/15/2093...................................   1.5
     May Department Stores, various securities..........................   1.2
     Dillard's, Inc. 7.13%, 8/1/2018....................................   0.9
     HCA-The Healthcare Company 8.75%, 9/1/2010.........................   0.6
     Phillips Petroleum Co. 8.75%, 5/25/2010............................   0.4
     Union Camp Corp. 9.25%, 2/1/2011...................................   0.3

FINANCE:                                                                  14.6%
     EOP Operating Limited Partnership 8.375%, 3/15/2006................   2.3
     HSBC Holdings PLC 7.50%, 7/15/2009.................................   2.1
     GMAC 8.875%, 6/1/2010..............................................   1.5
     Hartford Financial Services Group, various securities..............   1.5
     Bank One Corp. 7.625%, 8/1/2005....................................   1.3
     St. Paul Companies, Inc. 8.125%, 4/15/2010.........................   1.1
     Safeco Corp. 7.875%, 3/15/2003.....................................   1.0
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010.....................   1.0
     Republic New York Corp. 7.20%, 7/15/2097...........................   0.7
     BankAmerica Capital II 8.00%, 12/15/2026...........................   0.6
     Citicorp Capital Trust I 7.933%, 2/15/2027.........................   0.5
     First Nationwide Bank 10.00%, 10/1/2006............................   0.4
     Citicorp Capital Trust II 8.015%, 2/15/2027........................   0.3
     Barclays No. American Capital 9.75%, 5/15/2021.....................   0.2
     CIGNA Corp. 7.65%, 3/1/2023........................................   0.1

TRANSPORTATION:                                                            5.3%
     Union Pacific Corp., various securities............................   2.4
     Burlington Northern Santa Fe Railway 7.57%, 1/2/2021...............   1.4
     Canadian Pacific Ltd. 9.45%, 8/1/2021..............................   0.8
     Consolidated Rail Corp. 9.75%, 6/15/2020...........................   0.7

UTILITIES:                                                                 0.2%
     Idaho Power Co. 1st Mtge. 9.50%, 1/1/2021..........................   0.2

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                            1.0%
     Hydro-Quebec 8.05%, 7/7/2024.......................................   1.0

CASH EQUIVALENTS:                                                          4.6%

OTHER ASSETS LESS LIABILITIES:                                            (1.8)%

TOTAL NET ASSETS:                                                        100.0%

  * CMO: Collateralized Mortgage Obligation
 ** REMIC: Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund






                     THIS PAGE INTENTIONALLY LEFT BLANK






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox




Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's and S&P(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------